UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 10, 2003

                                   ----------


                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)



             Delaware                      0-25435               13-4042921
  (State or other jurisdiction of   (Commission file number)  (I.R.S. employer
  incorporation or organization)                             identification no.)



           275 Madison Avenue, 6th Floor
                New York, New York                                 10016
     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (212) 880-1525

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Item 5.  Other Events

           Cross Media Marketing Corporation files herewith its financial report from September 1, 2003 through September 30, 2003, filed with the United States Bankruptcy Court for the Southern District of New York on November 10, 2003 and amended on December 2, 2003 (as amended, the "Report") (Case Nos. 03-13901 and 03-13903).

           THE REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.        Description
-----------        -----------

99.1 Transmittal of Financial Reports with Operating Requirements for the period ended September 30, 2003, as amended.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CROSS MEDIA MARKETING CORPORATION


Date: December 15, 2003                    By: /s/ Peter A. Furman
                                           -----------------------------------
                                           Name:  Peter A. Furman
                                           Title: Chief Executive Officer and
                                                  Chief Restructuring Officer

                                Index to Exhibits
                                -----------------


Exhibit No.        Description
-----------        -----------

99.1 Transmittal of Financial Reports with Operating Requirements for the period ended September 30, 2003, as amended.